SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2003

Cytyc Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-27558	02-0407755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Swanson Road, Boxborough, MA	01719
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 263-8000

N/A

(Former name or former address, if changed since last report)

Item 5.    Other Events.

On October 27, 2003, Cytyc Corporation (the “Company”) issued a press release announcing that John McDonough has been named Vice President of Corporate Development, and Robert Bowen has resigned as Chief Financial Officer. A copy of the Company’s press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Company’s press release included in this Item 5 is qualified in its entirety by reference to such press release.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

The exhibit filed as part of this Current Report on Form 8-K is listed on the Exhibit Index immediately preceding such exhibit, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTYC CORPORATION
By:	/s/ PATRICK J. SULLIVAN
Patrick J. Sullivan Chairman, Chief Executive Officer and President

Date: October 27, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 27, 2003.